U.S. SECURITIES AND EXCHANGE
 COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): May 7, 2015

Concierge Technologies, Inc.
 (Exact name of registrant as specified in its charter)

Nevada	333-38838	95-4442384
(state of incorporation)	(Commission File Number)	(IRS Employer I.D. Number)

29115 Valley Center Rd., K-206 Valley Center, CA 92082 (866) 800-2978
(Address and telephone number of registrant's principal executive offices and principal place of business)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01   Completion of Acquisition or Disposition of Assets

On May 7, 2015, the Company completed the closing of that certain Stock Redemption Agreement transaction entered into as of February 26, 2015 by and among Concierge Technologies, Inc., a Nevada corporation (the “Company”), two shareholders of the Company (the “Shareholders”) and its wholly-owned subsidiary Wireless Village, Inc. dba Janus Cam (“Janus Cam”). At the closing, the Company formally redeemed and canceled 68,000,000 shares of the Company’s common stock held by the Shareholders in exchange for all of the outstanding shares of common stock of Janus Cam held by the Company and the forgiveness of certain “Inter-Company Debt” in the amount of $300,000 advanced to Janus Cam by the Company (the “Transaction”).  As a result of the closing of the Transaction, Janus Cam is no longer affiliated with or a subsidiary of the Company and is now formally under the control of the Shareholders.

Entry into the Transaction was approved by the Board of Directors (the “Board”) of the Company and by a majority of the Company’s shareholders by written consent effective February 26, 2015 (the “Record Date”), subject to the filing of an Information Statement pursuant to Section 14(c) of the Securities Exchange Act of 1934 (the “Exchange Act”) with the Securities and Exchange Commission (the “SEC”).  The Definitive Information Statement was filed on April 17, 2015 and mailed to all shareholders of records as of the Record Date on the same day.  Per SEC rules, the Information Statement is deemed effective twenty (20) days after the filing and mailing of the Information Statement.  As a result, the Information Statement was deemed effective on May 7, 2015, and the Transaction closed the same day following all parties’ compliance with the closing conditions set forth in the Stock Redemption Agreement.

The foregoing description of the Transaction and the Stock Redemption Agreement is qualified in its entirety by reference to the Stock Redemption Agreement which is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on March 4, 2015, which is incorporated herein by reference.

Item 8.01.    Other Events.

On May 7, 2015, the Corporation issued a press release announcing the closing of the Transaction.  The press release is furnished as Exhibit 99.2 hereto and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

(b) Pro forma financial information.  The pro forma financial information required by this item is contained in Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

99.1	Pro Forma Financial Statements of Concierge Technologies, Inc.

99.2	Press Release of Concierge Technologies, Inc., dated May 7, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCIERGE TECHNOLOGIES, INC.

Date: May 7, 2015	By:	/s/ Nicholas Gerber
Nicholas Gerber, Chief Executive Officer